UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Tastemaker Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

501 Madison Avenue, Floor 5
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMKRU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TMKR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMKRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

As previously reported on a Current Report on Form 8-K filed on October 21, 2022, with the U.S. Securities and Exchange Commission, on October 20, 2022, Tastemaker Acquisition Corp., a Delaware corporation (the “Company”), Quality Gold Holdings, Inc., a Delaware corporation, Tastemaker Merger Sub, Inc., a Delaware corporation, QGM Merger Sub, Inc., an Ohio corporation, J&M Merger Sub, Inc., a Delaware corporation, L&L Merger Sub, Inc., an Ohio corporation, Quality Gold Merger Sub, Inc., an Ohio corporation, Quality Gold, Inc., an Ohio corporation, QGM, LLC, an Ohio limited liability company, J & M Group Holdings Inc., a Delaware corporation and L & L Group Holdings, LLC, an Ohio limited liability company, entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

On June 21, 2023, the Business Combination Agreement was terminated, effective as of June 21, 2023 (the “Termination”).

The Termination also terminates and makes void the Support Agreement (as defined in the Business Combination Agreement) and the Sponsor Letter Agreement (as defined in the Business Combination Agreement), which were executed concurrently with the Business Combination Agreement.

The foregoing descriptions of the Business Combination Agreement, the Support Agreement and the Sponsor Letter Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of, respectively, (i) the Business Combination Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on October 21, 2022, (ii) the Support Agreement, a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on October 21, 2022 and (iii) the Sponsor Letter Agreement, a copy of which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on October 21, 2022.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

On June 15, 2023, the Company received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that, based on Nasdaq’s review of the Company’s Market Value of Listed Securities (“MVLS”) for the last 30 consecutive business days, the Company no longer meets the minimum MVLS requirement of $35 million for continued listing of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), on Nasdaq under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”).

The Notice has no immediate effect on the listing of the Company’s Class A common stock on Nasdaq and, in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company will have 180 calendar days, or until December 12, 2023, to regain compliance with the MVLS Rule. To regain compliance with the MVLS Rule, the MVLS for the Company’s Class A common stock must be at least $35 million for a minimum of 10 consecutive business days at any time during this 180-day period. If the Company regains compliance with the MVLS Rule, Nasdaq will provide the Company with written confirmation of compliance and will close the matter.

If the Company does not regain compliance by December 12, 2023, Nasdaq will provide notice that the Company’s shares of Class A common stock are subject to delisting. In the event of such notification, the Nasdaq rules permit the Company an opportunity to appeal Nasdaq’s determination.

There can be no assurance that the Company will be able to regain compliance with the MVLS requirement or maintain compliance with the other Nasdaq listing requirements. The Company is actively monitoring the MVLS of its Class A common stock and is considering options available to it to regain compliance.

Certain information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will regain compliance with the MVLS Rule during any compliance period or in the future, or otherwise meet Nasdaq compliance standards, that the Company will be eligible for a second compliance period, or that Nasdaq will grant the Company any relief from delisting as necessary or that the Company can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 8.01	Other Events.

On June 22, 2023, the Company issued a press release announcing the Termination. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2023

TASTEMAKER ACQUISITION CORP.

	By:	/s/ Christopher Bradley
	Name:	Christopher Bradley
	Title:	Chief Financial Officer